SEMI-ANNUAL REPORT
May 31, 1998

OAK RIDGE GROWTH FUND

Shareholder Services
1(800)407-7298

OAK RIDGE INVESTMENTS, LLC
Investment Adviser

OAK RIDGE GROWTH FUND
-------------------------------------------------------------------
LETTER TO SHAREHOLDERS
JULY 20, 1998

Dear Shareholder:

  The Oak Ridge Growth Fund has continued to outperform its benchmark, the Russell 2000 Stock Index. The Fund's class A shares, on a no load basis, advanced 7.4% the past fiscal six months, compared to 6.5% for the Russell 2000. This extends gains since the January 2, 1994 inception date to +21.8%, comparing favorably to the index return of +15.4%.

  While these results are satisfying on both a relative and historic basis, they have failed to keep pace with the large stock S&P 500 index. The gap between small and large-cap returns has actually widened since our last correspondence. In a nervous market demanding instant gratification, the hot money has chased the market leaders, and many institutions have surrendered active management to index portfolios. The importance of brand name recognition in a global economy is cited as justification for multiples in excess of 50x trailing earnings on blue chip companies such as Coca Cola and Microsoft.

  A favorable interest rate environment and reasonable profit growth are necessary in order for stock prices to advance further. Smaller companies trade at reasonable valuations compared to future prospects for earnings growth.
These stocks also enjoy more robust revenue gains than larger concerns, who continue to utilize share buybacks and cost cutting measures to meet estimates.

  The remarkable coexistence of a tight job market and low inflation is likely to continue, despite the strike at General Motors and threats at other large employers. The abundance of capital created through Federal Reserve monetary policy and market appreciation has furthered investment growth. Productivity gains remain strong and, along with cheap imports of goods ranging from oil to electronics, are negating inflationary pressures. The victim of this otherwise perfect scenario is profit margins, which should pressure corporate earnings for the balance of the year.

  Second quarter earnings reports will provide greater insight into the severity of the impact Asian weakness and a strong U.S. dollar will have on various sectors of our economy. In times of historically high valuations, it is imperative to thoroughly understand company fundamentals, which has been difficult in today's market and economic environment.

  For the past year Oak Ridge has polled companies, during the normal course of our due diligence, as to their year 2000 compliance. It is our opinion that while some serious problems exist, particularly in many government agencies, the media hysterics are dramatically overblown. Many companies will earmark substantial funds to provide necessary upgrades. These costs are misleading, as significantly improved systems will enhance productivity and profitability into the new millennium.

  By the time a macro issue gains the magnitude of attention that the federal deficit created in the early 1980's or the Year 2000 issue has today, the market has already reflected the potential impact of such an occurrence. It is an unexpected event, like Saddam Hussein's invasion of Kuwait in 1990, or the Asian crisis of 1997, that is likely to have the greatest impact on the market. In early 1997, company management at most institutional conferences boasted of their Asian exposure. Today, research reports stress minimal business dependence on the region. There is no foolproof means of avoiding market volatility. The patient long-term equity investor should be amply rewarded.

  We appreciate your confidence and believe we are well positioned to capitalize on the opportunities offered by the small cap sector.

Sincerely,

/s/ David M. Klaskin

David M. Klaskin
President

                        Average Annual Total Return*<F1>
                       For the period ended May 31, 1998

                                     Fiscal                        Since
                                  Year-to-Date     One Year   Inception**<F2>
Oak Ridge Growth Fund -
  Class A (no load)                  7.4%           26.6%          21.8%
Oak Ridge Growth Fund -
  Class A (load)                     2.8%           21.2%          20.6%
Oak Ridge Growth Fund - Class C      7.0%           25.7%          21.6%

 *<F1>Periods less than a year are not annualized.
**<F2>Class A - January 3, 1994 inception. Class C - March 1, 1997 inception.

                 Oak Ridge      Oak Ridge
               Growth Fund -  Growth Fund -
                 Class A -      Class A -       S&P 500      Russell 2000
Date              No Load         Load        Stock Index        Index
 1/94              10,000          9,575         10,000         10,000
 2/94              10,870         10,408         10,059         10,276
 5/94              10,160          9,728          9,904          9,682
 8/94              10,620         10,169         10,387         10,039
11/94              10,480         10,035          9,983          9,562
 2/95              10,609         10,158         10,799         10,098
 5/95              11,121         10,648         11,903         10,680
 8/95              13,717         13,134         12,614         12,127
11/95              14,359         13,749         13,675         12,287
 2/96              15,755         15,085         14,546         12,990
 5/96              17,483         16,740         15,287         14,513
 8/96              16,121         15,436         14,976         13,439
11/96              17,358         16,620         17,485         14,315
 2/97              17,816         17,059         18,352         14,620
 5/97              18,846         18,045         19,784         15,524
 8/97              22,115         21,176         21,064         17,331
11/97              22,217         21,273         22,469         17,667
 2/98              23,977         21,981         24,774         19,001
 5/98              23,857         20,942         25,852         18,822


This chart assumes an initial gross investment of $10,000 made upon inception. Returns shown include the reinvestment of all dividends. For Class A shares, a 4.25% maximum sales load took effect January 1, 1996. The load performance for Class A has been restated to reflect the impact of the sales load as if the sales load had been imposed since inception. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Russell 2000 Index - A stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

SCHEDULE OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

NUMBER OF
  SHARES                                             VALUE
 --------                                            ------
          COMMON STOCK -- 94.32%
          BANKING -- 7.41%
   6,178  Astoria Financial Corporation          $   339,983
   3,300  BankBoston Corporation                     347,737
  15,000  BankUnited Financial Corporation*<F3>      270,469
   3,500  Kankakee Bancorp, Inc.                     121,625
                                                   ---------
                                                   1,079,814
                                                   ---------
          BUSINESS SERVICE -- 1.12%
  15,000  CulturalAccessWorldwide, Inc.*<F3>         163,594
                                                   ---------
          CHEMICALS -- 3.58%
   4,500  Cambrex Corporation                        251,719
  10,000  Crompton & Knowles Corporation             269,375
                                                   ---------
                                                     521,094
                                                   ---------
          COMMUNICATIONS -- 2.71%
  12,000  Mosaix, Inc.*<F3>                          132,000
  11,000  Premiere Technologies, Inc.*<F3>           262,625
                                                   ---------
                                                     394,625
                                                   ---------
          COMPUTERS - NETWORKING -- 3.76%
   9,600  Comdisco, Inc.                             349,200
  19,000  Data Systems Network Corporation*<F3>       59,375
   6,000  MRV Communications, Inc.*<F3>              139,500
                                                   ---------
                                                     548,075
                                                   ---------
          COMPUTERS - SOFTWARE -- 5.44%
  11,000  BancTec, Inc.*<F3>                         257,125
   2,500  Hyperion Software Corporation*<F3>          80,781
   4,777  Sterling Commerce, Inc.*<F3>               189,587
   6,000  Sterling Software, Inc.*<F3>               163,125
   9,000  TSR, Inc.*<F3>                             102,375
                                                   ---------
                                                     792,993
                                                   ---------
          COMPUTER SYSTEMS -- 1.14%
  10,000  Sequent Computer
            Systems, Inc.*<F3>                       165,625
                                                   ---------
          DEFENSE ELECTRONICS -- 1.36%
   5,000  Tracor, Inc.*<F3>                          197,500
                                                   ---------
          DRUGS & MEDICAL -- 6.62%
   3,000  Boron, LePore &
            Associates, Inc.*<F3>                     88,500
   5,500  Express Scripts, Inc. *<F3>                423,156
  12,000  Shire Pharmaceuticals
            Group PLC*<F3>                           234,000
   5,000  Watson Pharmaceuticals, Inc.*<F3>          218,750
                                                   ---------
                                                     964,406
                                                   ---------
          ELECTRONICS -- 3.97%
   7,000  Alpha Industries, Inc.*<F3>                116,375
   7,000  SCI Systems, Inc.*<F3>                     238,875
  22,000  Universal Electronics Inc.*<F3>            222,750
                                                   ---------
                                                     578,000
                                                   ---------
          ENTERTAINMENT & LEISURE -- 3.19%
   6,000  Hasbro, Inc.                               229,500
  11,000  Orlando Predators
            Entertainment, Inc.*<F3>                  48,125
  16,000  Racing Champions Corporation*<F3>          188,000
                                                   ---------
                                                     465,625
                                                   ---------
          ENVIRONMENTAL SERVICES/
          POLLUTION CONTROL -- 3.62%
   7,500  Culligan Water
            Technologies, Inc.*<F3>                  418,594
   6,000  Newpark Resources, Inc.                    109,125
                                                   ---------
                                                     527,719
                                                   ---------
          FINANCIAL SERVICES -- 3.86%
   4,000  FIRSTPLUS Financial Group, Inc.*<F3>       159,500
  20,000  Long Beach
            Financial Corporation*<F3>               235,000
   8,000  WMF Group, Ltd. *<F3>                      168,000
                                                   ---------
                                                     562,500
                                                   ---------
          HEALTH CARE EQUIPMENT & SUPPLIES -- 3.88%
   8,000  Coherent, Inc.*<F3>                        184,500
   5,000  Kensey Nash Corporation*<F3>                94,375
   8,300  Maxxim Medical, Inc.*<F3>                  194,013
   3,500  Sabratek Corporation*<F3>                   91,875
                                                   ---------
                                                     564,763
                                                   ---------

          HOSPITALS & HEALTH CARE -- 7.10%
  15,000  America Service Group Inc.*<F3>            198,750
  20,000  Paragon Health Network, Inc.*<F3>          307,500
  25,500  United Payors &
            United Providers, Inc.*<F3>              529,125
                                                   ---------
                                                   1,035,375
                                                   ---------
          HOUSEHOLD PRODUCTS -- 3.91%
   8,500  Nortek, Inc.*<F3>                          261,375
   7,000  Triangle Pacific Corp.*<F3>                308,875
                                                   ---------
                                                     570,250
                                                   ---------
          INDUSTRIAL PRODUCTS -- 4.53%
  14,000  Consolidated Capital Corporation*<F3>      308,875
  13,000  Gardner Denver, Inc.*<F3>                  351,813
                                                   ---------
                                                     660,688
                                                   ---------
          INFORMATION MANAGEMENT SERVICES -- 2.85%
  20,000  Donnelley Enterprise Solutions Inc. *<F3>  415,000
                                                   ---------
          INSURANCE COMPANIES -- 2.97%
  10,000  ReliaStar Financial Corp.                  432,500
                                                   ---------
          INVESTMENT COMPANIES -- 1.66%
  12,500  Friedman, Billings,
            Ramsey Group, Inc.*<F3>                  196,094
   4,000  Rock Financial Corporation                  46,000
                                                   ---------
                                                     242,094
                                                   ---------
          METAL - DIVERSIFIED -- 1.54%
  10,000  Lindberg Corporation                       225,000
                                                   ---------
          MISCELLANEOUS -- 11.97%
  13,300  Personnel Group of America, Inc.*<F3>      269,325
  15,000  RCM Technologies, Inc.*<F3>                311,250
   9,000  Steelcase, Inc.                            268,313
  11,000  Thomas Group, Inc. *<F3>                   111,375
  11,000  United Rentals, Inc.*<F3>                  379,500
  12,500  U.S. Rentals, Inc.*<F3>                    405,469
                                                   ---------
                                                   1,745,232
                                                   ---------
          OIL & GAS -- 1.22%
   8,000  Global Marine, Inc.*<F3>                   178,500
                                                   ---------
          REAL ESTATE INVESTMENT TRUST -- 1.93%
  10,000  Glenborough Realty Trust, Inc.             281,250
                                                   ---------
          RETAIL - GROCERY -- 1.63%
   5,500  Dominick's Supermarkets, Inc.*<F3>         237,187
                                                   ---------
          UTILITIES -- 1.35%
   6,500  Calenergy Company, Inc.*<F3>               196,625
                                                   ---------
          Total Common Stock
          (cost $10,338,659)                      13,746,034
                                                   ---------
 PRINCIPAL
  AMOUNT
 --------
          SHORT-TERM INVESTMENTS -- 4.72%
          VARIABLE RATE DEMAND NOTES -- 4.72%
$187,417  General Mills, Inc.                        187,417
 207,511  Johnson Controls, Inc.                     207,511
 190,216  Sara Lee Co.                               190,216
 103,444  Warner-Lambert Co.                         103,444
                                                   ---------
          Total Short-Term Investments
            (cost $688,588)                          688,588
                                                   ---------
          Total Investments -- 99.04%
            (cost $11,027,247)                    14,434,622
                                                   ---------
          Other Assets,
            less Liabilities -- 0.96%                139,448
                                                   ---------
          NET ASSETS -- 100.00%                  $14,574,070
                                                   ---------
                                                   ---------
  *<F3>  Non-income producing security
                     See Notes to the Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

ASSETS:
  Investments, at market value (cost $11,027,247)                  $14,434,622
  Receivable for investments sold                                      155,452
  Organizational expenses, net of accumulated amortization               5,013
  Prepaid expenses                                                      16,013
  Interest and dividends receivable                                      5,197
                                                                    ----------
  Total Assets                                                      14,616,297
                                                                    ----------
LIABILITIES:
  Payable to Adviser                                                     5,637
  Accrued other expenses                                                36,590
                                                                    ----------
  Total Liabilities                                                     42,227
                                                                    ----------
NET ASSETS                                                         $14,574,070
                                                                    ----------
                                                                    ----------
NET ASSETS CONSIST OF:
  Capital stock                                                    $     7,320
  Paid-in-capital in excess of par                                  10,521,702
  Undistributed net investment (loss)                                  (59,468)
  Undistributed net realized gain on investments                       697,141
  Net unrealized appreciation on investments                         3,407,375
                                                                    ----------
  Net Assets                                                       $14,574,070
                                                                    ----------
                                                                    ----------
CLASS A:
  Net assets                                                       $13,992,149
  Shares authorized ($.01 par value)                                50,000,000
  Shares issued and outstanding                                        702,546
  Net asset value and redemption price per share                        $19.92
                                                                        ------
                                                                        ------
  Maximum offering price per share                                      $20.80
                                                                        ------
                                                                        ------
CLASS C:
  Net assets                                                          $581,921
  Shares authorized ($.01 par value)                                50,000,000
  Shares issued and outstanding                                         29,458
  Net asset value, redemption price and offering price per share        $19.75
                                                                        ------
                                                                        ------

                     See Notes to the Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest                                                           $ 22,778
  Dividends                                                            21,183
                                                                     --------
                                                                       43,961
                                                                     --------
EXPENSES:
  Fund administration and accounting fees                              35,854
  Investment advisory fees                                             66,877
  Professional fees                                                    17,290
  Shareholder servicing fees and expenses                              22,204
  Reports to shareholders                                               3,458
  Federal and state registration fees                                   6,370
  Amortization of organizational expenses                               4,388
  Directors' fees                                                       1,456
  Custody fees                                                          3,094
  12b-1 fees -- Class A                                                 1,823
  12b-1 fees -- Class C                                                   721
  Other                                                                   910
                                                                     --------
  Total expenses before waiver and reimbursement                      164,445
  Less:  Waiver of expenses by Adviser                                (44,867)
                                                                     --------
  Net expenses                                                        119,578
                                                                     --------
NET INVESTMENT (LOSS)                                                 (75,617)
                                                                     --------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investment transactions                        710,616
  Change in unrealized appreciation on investments                    252,027
                                                                     --------
  Net gain on investments                                             962,643
                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $887,026
                                                                     --------
                                                                     --------
                     See Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 UNAUDITED
                                              SIX MONTHS ENDED     YEAR ENDED
                                                MAY 31, 1998   NOVEMBER 30, 1997
                                              ---------------  -----------------
OPERATIONS:
  Net investment (loss)                          $ (75,617)       $ (130,974)
  Net realized gain on investments                 710,616           895,701
  Change in unrealized appreciation
    on investments                                 252,027         1,610,223
                                                ----------        ----------
  Net increase in net assets
    resulting from operations                      887,026         2,374,950
                                                ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                    2,205,130         2,932,978
  Shares issued to holders in
    reinvestment of dividends                      744,988           476,916
  Shares redeemed                                 (586,545)         (907,674)
                                                ----------        ----------
  Net increase                                   2,363,573         2,502,220
                                                ----------        ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net realized gains                         (748,752)         (508,673)
                                                ----------        ----------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net realized gains                          (21,346)                0
                                                ----------        ----------
TOTAL INCREASE IN NET ASSETS                     2,480,501         4,368,497
NET ASSETS:
  Beginning of period                           12,093,569         7,725,072
                                                ----------        ----------
  End of period (including undistributed net
    investment (loss) of ($59,468)
    and $0 respectively)                       $14,574,070       $12,093,569
                                                ----------        ----------
                                                ----------        ----------

                     See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

                                     UNAUDITED            UNAUDITED
                                    SIX MONTHS           SIX MONTHS
                                       ENDED                ENDED            YEAR ENDED
                                    MAY 31, '98          MAY 31, '98        NOV. 30, '97
                                    ----------           ----------          ----------
                                      CLASS A              CLASS C             CLASS A
                                      -------              -------             -------
Per share data:
Net asset value, beginning
  of period                            $19.84              $19.75              $16.57
Income from investment operations:
Net investment (loss)                   (.08)               (.06)               (0.22)(3)<F6>
Net realized and unrealized
  gains on investments                   1.42                1.32                4.58
                                       ------              ------              ------
Total from investment operations         1.34                1.26                4.36
                                       ------              ------              ------
Less distributions:
Distributions from capital gains       (1.26)              (1.26)              (1.09)
                                       ------              ------              ------
Net asset value, end of period         $19.92              $19.75              $19.84
                                       ------              ------              ------
                                       ------              ------              ------
Total Return                            7.4%(4)<F7>(5)<F8>  7.0%(4)<F7>        28.0%(5)<F8>
Supplemental data and ratios:
Net assets, end of period         $13,992,149            $581,921         $11,758,733
Ratio of expenses
  to average net assets:
Before expense reimbursement             2.5%                2.8%                2.9%
After expense reimbursement              1.8%                2.1%                2.0%
Ratio of net investment (loss)
  to average net assets:
Before expense reimbursement           (1.8)%              (2.1)%              (2.2)%
After expense reimbursement            (1.1)%              (1.4)%              (1.3)%
Portfolio turnover rate(7)<F10>           18%                 18%                 55%


                                   NINE MONTHS
                                      ENDED
                                    NOV. 30,     YEAR ENDED     YEAR ENDED    JAN. 3, '94(1)<F4>
                                   '97(2)<F5>   NOV. 30, '96   NOV. 30, '95   NOV. 30, '94
                                  ------------   ----------     ----------     ----------
                                     CLASS C      CLASS A        CLASS A        CLASS A
                                     -------      -------        -------        -------
Per share data:
Net asset value, beginning
 of period                           $15.91       $14.32          $10.48        $10.00
Income from investment operations:
Net investment (loss)                 (0.13)(3)<F6> (0.16)(3)<F6>  (0.13)(3)<F6>  (0.07)(3)<F6>
Net realized and unrealized
 gains on investments                  3.97         3.01            4.00          0.55
                                     ------       ------          ------        ------
Total from investment operations       3.84         2.85            3.87          0.48
                                     ------       ------          ------        ------
Less distributions:
Distributions from capital gains         --       (0.60)          (0.03)            --
                                     ------       ------          ------        ------
Net asset value, end of period       $19.75       $16.57          $14.32        $10.48
                                     ------       ------          ------        ------
                                     ------       ------          ------        ------
Total Return                          24.1%(4)<F7> 20.9%(5)<F8>    37.0%           4.8%(4)<F7>
Supplemental data and ratios:
Net assets, end of period          $334,836   $7,725,072      $4,182,246    $2,708,546
Ratio of expenses
 to average net assets:
Before expense reimbursement           3.6%(6)<F9>  3.5%            6.5%           9.0%(6)<F9>
After expense reimbursement            2.8%(6)<F9>  2.0%            2.0%           2.0%(6)<F9>
Ratio of net investment (loss)
 to average net assets:
Before expense reimbursement         (3.0)%(6)<F9>(2.7)%          (5.8)%         (8.1)%(6)<F9>
After expense reimbursement          (2.2)%(6)<F9>(1.2)%          (1.3)%         (1.1)%(6)<F9>
Portfolio turnover rate(7)<F10>         55%          71%            109%           80%


(1)<F4>   Commencement of operations.
(2)<F5> Effective March 1, 1997, the Fund offered a second class of shares, Class C.
(3)<F6> Net investment (loss) per share is calculated using the ending balance of undistributed net investment (loss) prior to consideration of adjustments for permanent book and tax differences.
(4)<F7>   Not annualized.
(5)<F8> Effective January 1, 1996 the Fund instituted a maximum 4.25% front end sales load. The total return calculation does not reflect the 4.25% front end sales load.
(6)<F9>   Annualized.
(7)<F10> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements.

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

Oak Ridge Growth Funds, Inc. (the "Corporation") was incorporated on October 15, 1993 as a Maryland corporation. The Oak Ridge Growth Fund (the "Fund") is a series of the Corporation and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). The Fund's investment objective is capital appreciation. Oak Ridge Investments, LLC (the "Adviser") is the Fund's investment adviser. The Fund commenced operations on January 3, 1994.

Costs incurred in connection with the organization, initial registration and public offering of shares aggregated $44,002. These costs are being amortized over a period of not more than five years from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholders or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued two classes of shares: Class A and Class C. The Class A shares are subject to a 0.25% distribution fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.25% of the offering price or 4.44% of the net asset value. The Class C shares are subject to a shareholder servicing fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Each class of shares of the Fund has identical rights and privileges except that each class bears differing expenses and exclusive voting rights on matters pertaining to the distribution plan for that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation -- Common stocks and other equity-type securities are valued at the last sales price on a national securities exchange or Nasdaq on which securities are primarily traded; provided, however, securities traded on an exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on an exchange or Nasdaq, are valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distribution to Shareholders -- The Fund pays dividends of net investment income annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. The Fund's basis in investments is the same for income tax and financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent differences between the financial reporting and tax basis of the Fund's assets and liabilities be reclassified to capital stock.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:
                                                      CLASS A
                                 -----------------------------------------------
                                      SIX MONTHS ENDED          YEAR ENDED
                                        MAY 31, 1998        NOVEMBER 30, 1997
                                    --------------------   --------------------
                                   AMOUNT         SHARES    AMOUNT      SHARES
                                  --------       -------   -------     -------
   Shares sold                  $1,946,092       97,350  $2,578,553    144,595
   Shares issued to holders in
     reinvestment of dividends     723,642       40,039     476,916     30,262
   Shares redeemed                (559,110)     (27,437)   (865,801)   (48,465)
                                 ---------      -------    --------    -------
         Net increase           $2,110,624      109,952  $2,189,668    126,392
                                 ---------      -------    --------    -------
                                 ---------      -------    --------    -------
                                                      CLASS A
                                 ----------------------------------------------
                                      SIX MONTHS ENDED          YEAR ENDED
                                        MAY 31, 1998        NOVEMBER 30, 1997
                                    --------------------   --------------------
                                   AMOUNT         SHARES    AMOUNT      SHARES
                                  --------       -------   -------     -------
   Shares sold                    $259,038       12,683    $354,425    18,955
   Shares issued to holders in
     reinvestment of dividends      21,346        1,187          --        --
   Shares redeemed                 (27,435)      (1,368)    (41,873)   (1,999)
                                 ---------      -------    --------    -------
         Net increase             $252,949       12,502    $312,552    16,956
                                 ---------      -------    --------    -------
                                 ---------      -------    --------    -------

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets.

For the fiscal year ending November 30, 1998, the Adviser has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) for (i) Class A shares do not exceed 2.00% of the class' average daily net assets and (ii) Class C shares do not exceed 2.75% of the class' average daily net assets.

For the six months ended May 31, 1998, the Fund paid Oak Ridge Investments, Inc. (the "Distributor") $1,250 of brokerage commissions. The Fund was advised that the Distributor also received front-end sales charges on Class A shares of $12,810 for the six months ended May 31, 1998.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended May 31, 1998, were $4,430,107 and $2,332,165 respectively. There were no purchases or sales of long-term U.S. Government securities.

At May 31, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

            Appreciation                                 $4,068,156
            (Depreciation)                                 (660,781)
                                                         ----------
            Net unrealized appreciation on investments   $3,407,375
                                                         ----------
                                                         ----------

At May 31, 1998, the cost of investments for federal income tax purposes was $11,027,247.

6. DISTRIBUTION PLAN

The Fund has adopted a plan of distribution for each class of shares (the "Class A Plan" and the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and/or service fees are paid. Under the Class A Plan, the Fund is required to pay the Distributor a distribution fee of up to 0.25% of the average daily net assets of the Fund attributable to the Class A shares computed on an annual basis, for the promotion and distribution of the Class A shares. The Class C Plan requires the Fund to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis, and (ii) a service fee for personal services provided to shareholder accounts of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis. Distribution fees incurred by Class A shares for the six months ended May 31, 1998 were $1,823. Distribution and service fees incurred by Class C shares for the six months ended May 31, 1998 were $721.

                               TABLE OF CONTENTS

                                            Page
                                            -----
Letter to Shareholders                        1
Schedule of Investments                       3
Statement of Assets and Liabilities           5
Statement of Operations                       6
Statement of Changes in Net Assets            7
Financial Highlights                          8
Notes to the Financial Statements             9


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.